Exhibit 1

CUSIP NUMBER 83416T100	13D	Page 1 of 7 Pages

JOINT FILING AGREEMENT

Each of the undersigned hereby agrees that this Schedule 13D Amendment No. 2 is being filed with the Securities and Exchange Commission on behalf of each of the undersigned pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended.

Dated: June 22, 2015

Draper Fisher Jurvetson Fund IX, L.P.

By:	Draper Fisher Jurvetson Fund IX Partners, L.P. (general partner)

By:	DFJ Fund IX, Ltd., its general partner

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	Managing Director

Draper Fisher Jurvetson Fund IX Partners, L.P.

By:	DFJ Fund IX, Ltd., its general partner

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	Managing Director

DFJ Fund IX, Ltd.

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	Managing Director

Draper Fisher Jurvetson Partners IX, LLC

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	Managing Member

CUSIP NUMBER 83416T100	13D	Page 2 of 7 Pages

Draper Fisher Jurvetson Fund X, L.P.

By:	Draper Fisher Jurvetson Fund X Partners, L.P. (general partner)

By:	DFJ Fund X, Ltd., its general partner

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	Managing Director

Draper Fisher Jurvetson Fund X Partners, L.P.

By:	DFJ Fund X, Ltd., its general partner

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	Managing Director

DFJ Fund X, Ltd.

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	Managing Director

Draper Fisher Jurvetson Partners X, LLC

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	Managing Member

CUSIP NUMBER 83416T100	13D	Page 3 of 7 Pages

Draper Fisher Jurvetson Growth Fund 2006, L.P.

By:	Draper Fisher Jurvetson Growth Fund 2006 Partners, L.P. (general partner)

By:	DFJ Growth Fund 2006, Ltd., its general partner

By:	/s/ Mark W. Bailey
Name:	Mark W. Bailey
Title:	Director

Draper Fisher Jurvetson Growth Fund 2006 Partners, L.P.

By:	DFJ Growth Fund 2006, Ltd., its general partner

By:	/s/ Mark W. Bailey
Name:	Mark W. Bailey
Title:	Director

DFJ Growth Fund 2006, Ltd.

By:	/s/ Mark W. Bailey
Name:	Mark W. Bailey
Title:	Director

Draper Fisher Jurvetson Partners Growth Fund 2006, LLC

By:	/s/ Mark W. Bailey
Name:	Mark W. Bailey
Title:	Authorized Member

CUSIP NUMBER 83416T100	13D	Page 4 of 7 Pages

Draper Associates, L.P.

By:	Draper Associates, Inc. (its general partner)

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	President

Draper Associates, Inc.

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	President

Draper Associates Riskmasters Fund, LLC

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	Managing Member

Draper Associates Riskmasters Fund III, LLC

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	Managing Member

JABE, LLC

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	Managing Member

CUSIP NUMBER 83416T100	13D	Page 5 of 7 Pages

The Draper Foundation

By:	/s/ Timothy C. Draper
Name:	Timothy C. Draper
Title:	President

/s/ Timothy C. Draper
Timothy C. Draper

/s/ John H. N. Fisher
John H. N. Fisher

John H.N. Fisher and Jennifer Caldwell Living Trust dated 1/7/00, as amended and restated on 3/27/08

By:	/s/ John H. N. Fisher
Name:	John H. N. Fisher
Title:	Trustee

The Fisher/Caldwell 2012 Irrevocable Children’s Trust U/A/D 6-12-12

By:	/s/ John H. N. Fisher
Name:	John H. N. Fisher
Title:	Trustee

JHNF Investment LLC

By:	/s/ John H. N. Fisher
Name:	John H. N. Fisher
Title:	Managing Member

/s/ Stephen T. Jurvetson
Stephen T. Jurvetson

CUSIP NUMBER 83416T100	13D	Page 6 of 7 Pages

The Steve and Karla Jurvetson Living Trust dated 8/27/02

By:	/s/ Stephen T. Jurvetson
Name:	Stephen T. Jurvetson
Title:	Trustee

/s/ Barry M. Schuler
Barry M. Schuler

The Barry Martin Schuler and Tracy Strong Schuler 1998 Trust

By:	/s/ Barry M. Schuler
Name:	Barry M. Schuler
Title:	Trustee

The Meteor Group, LLC

By:	/s/ Barry M. Schuler
Name:	Barry M. Schuler
Title:	Managing Member

/s/ Mark W. Bailey
Mark W. Bailey

The Bailey Family Trust UAD 8/31/10

By:	/s/ Mark W. Bailey
Name:	Mark W. Bailey
Title:	Trustee

/s/ Randy Glein
Randy Glein

CUSIP NUMBER 83416T100	13D	Page 7 of 7 Pages

The Glein Family Trust UAD 4/30/13

By:	/s/ Randy Glein
Name:	Randy Glein
Title:	Trustee